UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 15, 2008 (October 10, 2008)

International Textile Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23938	33-0596831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

804 Green Valley Road, Suite 300, Greensboro, North Carolina		27408
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(336) 379-6220

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related To Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accountants

On October 10, 2008, following an evaluation and review process, the Audit Committee of the Board of Directors of International Textile Group, Inc. (the “Company”) determined to dismiss KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm (“auditors”), effective immediately.

KPMG’s audit reports on the consolidated financial statements of the Company and its subsidiaries, as of and for the years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of the Company and its subsidiaries, as of and for the years ended December 31, 2007 and 2006, contained a separate paragraph stating that “As described in Note 1, in order to comply with the requirements of U.S. generally accepted accounting principles, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, as of January 1, 2006, Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No, 87, 88, 106, and 132 (R), as of December 31, 2006, and FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes: an Interpretation of FASB Statement No. 109, as of January 1, 2007.”

In connection with KPMG’s audits for the years ended December 31, 2006 and December 31, 2007, and through the date hereof, there have been no: (1) disagreements with KMPG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, or (2) “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v).

The Company has provided KPMG with a copy of the foregoing disclosures. A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of New Independent Registered Public Accountants

On October 10, 2008, the Audit Committee of the Board of Directors of the Company determined to engage Grant Thornton LLP (“Grant Thornton”) as the Company’s new independent registered public accountants to audit the Company’s consolidated financial statements for the year ending December 31, 2008.

During the two most recent years and through the date hereof, the Company has not consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K or the related instructions thereto) or a reportable event.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report:

Number	Name
16.1	Letter dated October 15, 2008 to the Securities and
Exchange Commission from KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL TEXTILE GROUP, INC.

By: /s/ Willis C. Moore III

Name:    Willis C. Moore III

Title:	Executive Vice President and
Chief Financial Officer

Date: October 15, 2008

Exhibit Index

Number	Name
16.1	Letter dated October 15, 2008 to the Securities and Exchange Commission from KPMG LLP